Exhibit 99.1

~~3/14/18~~3/18/18 Privileged &

Confidential For Discussion

Purposes Only

Subject to Confidentiality Agreement dated February 16, 2018 between the

Majority Lenders and Toys “R” Us Inc. and its direct and indirect subsidiaries

Illustrative Term Sheet

for Restructuring Process of Toys “R” Us Property Company I, LLC

This Term Sheet (this “Term Sheet”) outlines certain terms related to a potential restructuring of Toys “R” Us Property Company I, LLC (“PropCo I”) and its subsidiaries (collectively, the “Company”) proposed by those certain entities (collectively, the “Majority Lenders”) representing over a majority interest in the loans under that certain Term Loan Credit Agreement, dated as of August 21, 2013, among PropCo I, as the Borrower, the lenders party thereto (the “Lenders”) and Cantor Fitzgerald Securities, as successor administrative agent (the “Credit Agreement”). This Term Sheet is not legally binding or a complete list of all the terms and conditions of the potential transactions described herein. This Term Sheet shall not constitute an offer to sell or buy, nor the solicitation of an offer to sell or buy any of the securities referred to herein or the solicitation of acceptances of a chapter 11 plan. Any such offer or solicitation will only be made in compliance with all applicable laws.

Without limiting the generality of the foregoing, this Term Sheet and the undertakings contemplated herein are subject in all respects to diligence satisfactory to the Majority Lenders and the negotiation, execution and delivery of mutually acceptable definitive documentation. This Term Sheet is proffered in the nature of a settlement proposal in furtherance of settlement discussions and is entitled to protection from any use or disclosure to any party or person pursuant to Federal Rule of Evidence 408 and any other rule of similar import.

This Term Sheet is being provided pursuant to that certain Confidentiality Agreement dated February 16, 2018 between the Majority Lenders and Toys “R” Us Inc. and its direct and indirect subsidiaries (the “Confidentiality Agreement”). The Term Sheet is intended solely for the Company, the Debtors (as defined below) and the Company Representatives (as that term is defined in Confidentiality Agreement) (collectively, the “Term Sheet Recipients”) and the Term Sheet Recipients shall not disclose the Term Sheet to any other person (including, without limitation, other parties contemplated in this Term Sheet) without the prior written consent of the Majority Lenders.

This Term Sheet is being provided as part of a proposed comprehensive restructuring process, each element of which is consideration for the other elements and an integral aspect of the proposed restructuring of the debt of the Company and its subsidiaries. Nothing in this Term Sheet shall constitute or be construed as an admission of any fact or liability, a stipulation or a waiver, and each statement contained herein is made without prejudice, with a full reservation of all rights, remedies, claims, or defenses of the parties hereto.

Term Sheet Overview

Overview:

This Term Sheet contemplates a process for a PropCo I Restructuring (as defined below) pursued by the Company with the cooperation and support of the Majority Lenders that the parties believe, among other things:

(i)  results in a value-maximizing restructuring or sale of the Company and its assets;

(ii)  provides flexibility for the Existing Debtors to complete an orderly liquidation and minimize disruption to employees at the Company’s retail stores, distribution centers and headquarters facility (including, without limitation, with respect to store closing sales);

~~3/14/18~~3/18/18 Privileged &

Confidential For Discussion

Purposes Only

Subject to Confidentiality Agreement dated February 16, 2018 between the

Majority Lenders and Toys “R” Us Inc. and its direct and indirect subsidiaries

(iii)   provides the Existing Debtors with continuing capacity to potentially reorganize a portion of their U.S. business as a going concern utilizing the Company’s retail stores, distribution centers and/or headquarters facility;

(iv) provides a framework for a restructuring plan to be vetted by Lenders and supported by the Majority Lenders (including the Majority Lenders’ willingness to consider acting as a backstop for the Sale Process described below);

(v)   provides the benefit of input from long-time constructive investors in the Company who have thorough knowledge of the Company’s business, operations and real estate portfolio, and who also have extensive experience in maximizing value for retail real estate credit-related investments and assets; and

(vi) utilizes the Majority Lenders’ willingness to contribute experience and plan process support in order to minimize and manage administrative costs associated with the Chapter 11 Cases (as defined below).

~~(vii)~~ The Company will, in consultation with the Majority Lenders, work in good faith to make available to the Lenders sufficient information, in accordance with applicable law (including, without limitation, title 11 of the United States Code (the “Bankruptcy Code”)), for Lenders to evaluate the transactions contemplated in this Term Sheet.

Chapter 11 Case

Chapter 11 Cases:

The entities comprising the Company shall commence voluntary chapter 11 bankruptcy cases (the “Chapter 11 Cases”) on or ~~before [~~after March 19~~]~~, 2018 (such date, the “Petition Date”).

The Company shall not file any motion, application or other pleading (and shall oppose any motion, application or other pleading filed by any other party) requesting relief, and shall not take any actions, that would or are reasonably likely to result (directly or indirectly) in any of the following:

(i)  the Company’s cash or cash equivalents being transferred to any affiliate, including, without limitation, Toys “R” Us-Delaware, Inc. (“Toys Delaware”), Toys “R” Us, Inc. (“Toys Inc.”) and their affiliated debtors and debtors in possession (collectively, the “Existing Debtors”);

(ii)  the Company’s cash or cash equivalents being used to satisfy the claims of any creditor, equityholder or other stakeholder of the Existing Debtors;

~~3/14/18~~3/18/18 Privileged &

Confidential For Discussion

Purposes Only

Subject to Confidentiality Agreement dated February 16, 2018 between the

Majority Lenders and Toys “R” Us Inc. and its direct and indirect subsidiaries

(iii)   the Company being liable for any professional fees or other administrative costs and expenses incurred by any of the Existing Debtors or their respective estates, including without limitation, any professional fees incurred by any official or ad hoc creditor committees on account of or for the ~~direct benefit of the Existing Debtors on account of or for the direct~~ benefit of the Existing Debtors; ~~and~~

(iv) the Company entering into any material affiliate or related-party transaction without: (a) prior to the Restructuring Process Agreement Effective Date (as defined below), consulting with the Majority Lenders, seeking the Majority Lenders’ consent and using best efforts to incorporate reasonable requests from the Majority Lenders related thereto; and (b) following the Restructuring Process Agreement Effective Date, the prior written consent of the Majority Lenders;

(v)   the Company assuming or rejecting (or extending any deadline with respect to the assumption or rejection of) any unexpired leases of nonresidential real property without: (a) prior to the Restructuring Process Agreement Effective Date, consulting with the Majority Lenders, seeking the Majority Lenders’ consent and using best efforts to incorporate reasonable requests from the Majority Lenders related thereto; and (b) following the Restructuring Process Agreement Effective Date, the prior written consent of the Majority Lenders;

(~~iv~~vi) the Company being subject to any orders entered or motions or applications pending in the chapter 11 cases of the Existing Debtors, other than the store closing motion, ~~the joint administration motion, the insurance motion, the cash management motion, and the retention orders for all the professionals retained by the Company.~~which store closing motion must be in form and substance reasonably satisfactory to the Majority Lenders; and

(vii)  the sale, lease, license or use of any assets of the Company outside of the ordinary course of business without: (a) prior to the Restructuring Process Agreement Effective Date, consulting with the Majority Lenders, seeking the Majority Lenders’ consent and using best efforts to incorporate reasonable requests from the Majority Lenders related thereto; and (b) following the Restructuring Process Agreement Effective Date, the prior written consent of the Majority Lenders.

~~3/14/18~~3/18/18 Privileged &

Confidential For Discussion

Purposes Only

Subject to Confidentiality Agreement dated February 16, 2018 between the

Majority Lenders and Toys “R” Us Inc. and its direct and indirect subsidiaries

On or as soon as reasonably practicable after the Petition Date, the Company shall use commercially reasonable efforts to file a motion to reject the unexpired leases of nonresidential real property listed on Schedule A to this Term Sheet.[1]

Toys Delaware shall continue to pay rent ~~at a rate of 50% of Base Rent~~ (including ~~a payment on account of March rent at the same 50% rate)~~any past-due rent payments) in full in cash to the Company under the Master Lease (as defined in the Credit Agreement) on the date it becomes due until the later of: (i) the effective date of rejection of such Master Lease; and (ii) such time that Toys Delaware exits the Company’s properties, unless and until the Majority Lenders’ agree otherwise. Toys Delaware shall confirm that it will not have access to, occupancy or enjoyment of the Company’s retail, distribution or headquarters properties beyond the date for which rent was paid to the Company under the Master Lease~~;~~, except as otherwise agreed with the Majority Lenders.

The Majority Lenders shall consent to the extension of the deadline to assume or reject the Master Lease under 365(d)(4) of the Bankruptcy Code in connection with this Term Sheet until ~~[July~~April 30, 2018~~][2]~~. Toys Delaware, the Company and the Majority Lenders will work together in good faith on a flexible plan for Toys Delaware to exit the Company’s properties consistent with the terms of this Term Sheet.

With respect to the Company’s retail, distribution and headquarters properties, the Company and Toys Delaware shall permit a designee of the Majority Lenders to monitor the return of the Company’s properties to their appropriate vacant condition under the Master Lease. Toys Delaware will vacate the Company’s properties and apportion fixtures and other equipment in accordance with the Master Lease and any other governing leases for all properties. The Company, in consultation with the Majority Lenders, shall formulate for Toys Delaware a schedule of fixtures and other equipment that is to remain with the properties.

~~The~~On the Petition Date, the Company shall seek ~~authority to pay the legal fees and expenses of the Majority Lenders~~ to assume the engagement letter of Akin Gump Strauss Hauer & Feld LLP and ~~one local counsel as part of a restructuring support agreement or a stalking horse appraisal motion.~~have such assumption order entered within 30 days of the Petition Date.

[1]	NTD: Company and Majority Lenders ~~to~~shall agree ~~as soon as possible a~~on list of initial leases to be rejected~~, as well as~~ prior to Petition Date and shall agree on any future leases to reject as soon as practicable.

~~[2]~~	~~NTD: expected to be the end of the store closing sales.~~

~~3/14/18~~3/18/18 Privileged &

Confidential For Discussion

Purposes Only

Subject to Confidentiality Agreement dated February 16, 2018 between the

Majority Lenders and Toys “R” Us Inc. and its direct and indirect subsidiaries

The Company shall disclose this Term Sheet by including it as an exhibit to the first day declaration filed with the Bankruptcy Court in support of the Company’s petitions. The Company will use commercially reasonable efforts to adopt a protocol for the provision of additional cleansing materials to facilitate the Lenders’ consideration and evaluation of the transactions contemplated in this Term Sheet.

Professional Advisors:

The Company may seek to retain Kirkland & Ellis, LLP, Kutak Rock LLP, and Lazard Ferres & Co. LLC (“Lazard”) to assist in the sale and/or restructuring of its assets on a standalone basis, provided that the Company shall also retain independent conflicts counsel to review all intercompany matters [law firm TBD].

~~The~~To maximize the value of real estate assets for the Lenders and other stakeholders of PropCo I, the Company shall retain ~~Kirkland & Ellis, LLP, Klehr Harrison Harvey Branzburg LLP, [Klehr local], Kutak Rock LLP, Alvarez & Marsal, and Lazard Ferres & Co. LLC (“Lazard~~an independent real estate advisor (the “Real Estate Advisor”) to assist in the sale and/or restructuring of its assets, which advisor shall be acceptable to the Majority Lenders in their sole discretion. The Company shall retain the Real Estate Advisor within 14 days of the Petition Date. The Majority Lenders will assist the ~~advisors~~Real Estate Advisor in preparing the optimal marketing and sale process in order to maximize the value of the real estate assets.

~~The~~Within five (5) days of the Petition Date, the Company will provide the Majority Lenders with a schedule of all chapter 11 advisors and a non-binding estimate of expected professional fees and expenses for the Company.

Propco I Restructuring

PropCo I Restructuring:

The Company ~~will consult with~~and the Majority Lenders ~~regarding~~will cooperate in good faith to promptly pursue a consensual restructuring (including but not limited to any sale process) of some or all of the properties of the Company consistent with this Term Sheet (the “PropCo I Restructuring”).

The Company will consult with the Majority Lenders and their advisors throughout this period with respect to the formulation and documentation of the PropCo I Restructuring, including without limitation:

(i)  the Company incurring or making material capital expenditures, other than as set forth in a budget which shall be reasonably acceptable the Majority Lenders ~~(as defined below)~~;

~~(ii)  the sale, lease, license or use of any assets of the Company outside of the ordinary course of business without the prior written consent of the Majority Lenders.~~

~~3/14/18~~3/18/18 Privileged &

Confidential For Discussion

Purposes Only

Subject to Confidentiality Agreement dated February 16, 2018 between the

Majority Lenders and Toys “R” Us Inc. and its direct and indirect subsidiaries

(~~iii~~ii)  the treatment or disposition of the Company’s real properties ~~(including assumptions or rejections related to such properties)~~; and

(~~iv~~iii) the abandonment of properties pursuant to section 554 of the Bankruptcy Code.

The Company shall negotiate with the Lenders in good faith with respect to the terms of the PropCo I Restructuring, including with respect to restructuring strategy, the Sale Process (as defined below) and the Standalone Plan (as defined below). The Standalone Plan may also serve as a backstop for the Sale Process.

The Company, the Existing Debtors and their advisors shall, prior to the Restructuring Process Agreement Effective Date, consult with the Majority Lenders with respect to the marketing, sale, or participation in the marketing or sale of all or a material part of the Company or any of the real estate assets of the Company and incorporate any reasonable suggestions and comments of the Majority Lenders.

The Standalone Plan and Sale Process

The Standalone Plan

The Company and the Majority Lenders shall negotiate in good faith the terms of a standalone plan of reorganization (the “Standalone Plan”) with respect to the PropCo I Restructuring, subject to due diligence and agreement on terms, documentation, sale procedures and related milestones, which shall be in form and substance acceptable to the Majority Lenders, including without limitation the following:

(i)  the Majority Lenders and the entities comprising the Company shall enter into a restructuring support and process agreement (the “Restructuring Process Agreement,” and the date such agreement becomes effective, the “Restructuring Process Agreement Effective Date”) with respect to the Standalone Plan on or before ~~45~~30 days after the Petition Date;

(ii)  the Company shall file the Standalone Plan and related disclosure statement (the “Standalone DS”) with the Bankruptcy Court on or before 45 days after the Petition Date, ~~[~~concurrently with a motion seeking approval of the Company’s entry into the Restructuring Process Agreement~~]~~;

(iii)   ~~[~~the Bankruptcy Court shall enter an order authorizing the Company’s entry into the Restructuring Process Agreement on or before ~~80~~55 days after Petition Date~~]~~;

~~3/14/18~~3/18/18 Privileged &

Confidential For Discussion

Purposes Only

Subject to Confidentiality Agreement dated February 16, 2018 between the

Majority Lenders and Toys “R” Us Inc. and its direct and indirect subsidiaries

(iv) the Bankruptcy Court shall enter an order approving the Standalone DS on or before ~~80~~55 days after the Petition Date;

(v)   the Bankruptcy Court shall enter an order confirming the Standalone Plan on or before 150 days after the Petition Date; and

(vi) the Standalone Plan shall be consummated on or before 180 days after the Petition Date.

The Standalone Plan will contemplate the conversion of existing debt and unsecured claims to equity, debt, other instruments or a combination thereof, the rejection of uneconomic leases, the abandonment of uneconomic properties, and management and governance provisions to maximize the value of the properties. The Standalone Plan shall also provide for the appointment of a “Plan Administrator,”~~selected by the Company in consultation with the~~to be agreed by the Majority Lenders and the Company, to manage claims reconciliation and distributions after consummation of the Standalone Plan. For the avoidance of doubt, all terms of the Standalone Plan are subject to negotiation and ~~nothing in this Term Sheet~~ shall not be binding on ~~the Company or~~ the Majority Lenders.

The Sale Process

Concurrently with the prosecution of the Standalone Plan outlined above, the Company shall use commercially reasonable efforts to pursue a sale of its real estate assets pursuant to section 363 of the Bankruptcy Code to determine if some or all of the Company’s properties should be sold to third parties rather than vested in the reorganized Company under the Standalone Plan (the “Sale Process”), subject to due diligence and agreement on terms, documentation, sale procedures and related milestones, including without limitation the following:

(i)  Within approximately 30 days of the Petition Date, the Company shall file a motion for approval of bidding procedures with respect to the Sale Process in form and substance ~~reasonably~~ acceptable to the Majority Lenders;

(ii)  the Bankruptcy Court shall enter an order approving the bidding procedures on or before approximately 55 days after the Petition Date (the “Bid Procedures Order”), which order shall be in form and substance ~~reasonably~~ acceptable to the Majority Lenders;

(iii)   the Company, with the assistance of the Real Estate Advisor, shall market their properties for sale and conduct auctions, in consultation with the Majority Lenders, for the Company’s properties in accordance with the agreed bidding procedures for a period of approximately 60 days following the entry of the Bid Procedures Order;~~[3]~~ and

(iv) the Sale Process with respect to the Company’s assets shall be completed on or before approximately 130 days after the Petition Date.

~~[3]~~ 	~~The Company shall consult with the Majority Lenders regarding the sale diligence and marketing process in connection with the Sale Process.~~

~~3/14/18~~3/18/18 Privileged &

Confidential For Discussion

Purposes Only

Subject to Confidentiality Agreement dated February 16, 2018 between the

Majority Lenders and Toys “R” Us Inc. and its direct and indirect subsidiaries

Prior to the Restructuring Process Agreement Effective Date, the Company and its advisors shall consult with the Majority Lenders in connection with all aspects of the Sale Process upon the request of the Majority Lenders and the Company shall use commercially reasonable efforts to incorporate the views and comments of the Majority Lenders in connection therewith. The Restructuring Process Agreement shall provide that the Sale Process shall be in form and substance acceptable to the Majority Lenders.

~~Transition Services~~:	~~The Company shall use commercially reasonable efforts to secure transition services from the Existing Debtors. The Company shall consult with the Majority Lenders regarding any such transition services~~

~~Fiduciary Out~~Transition Services:

Subject to disclosure to, and prior review by, the Majority Lenders in advance of execution of the Restructuring Process Agreement, the Existing Debtors shall continue to provide the Company with all shared services, employees, suppliers/vendors, business systems and data it presently provides to the Company in the ordinary course of business at the lesser of: (i) current terms; and (ii) cost; provided, that the Existing Debtors and the Company shall not expand the existing scope of such services without the prior written consent of the Majority Lenders. The Existing Debtors will also provide any assistance reasonably requested by the Company in connection with its preparation, consummation and transition for the PropCo I Restructuring.~~Notwithstanding anything to the contrary herein, nothing in this Term Sheet or any definitive documents shall require the Company or Existing Debtors, nor any of the Company or Existing Debtors’ directors, managers, and officers, to take or refrain from taking any action to the extent such person or persons determines based on advice of counsel that taking such action, or refraining from taking such action, as applicable, would be inconsistent with applicable law or its fiduciary obligations under applicable law.~~

~~Any definitive documents shall provide that such agreements or undertakings, as applicable, with respect to the Standalone Plan shall be terminable by the Company or any of the Existing Debtors where its board of directors or similar governing body, including with respect to each subsidiary, determines in good faith after consulting with counsel that continued performance would be inconsistent with its fiduciary duties under applicable law.~~

~~3/14/18~~3/18/18 Privileged &

Confidential For Discussion

Purposes Only

Subject to Confidentiality Agreement dated February 16, 2018 between the

Majority Lenders and Toys “R” Us Inc. and its direct and indirect subsidiaries

Other Terms

Information Support:	The Existing Debtors and the Company will use commercially reasonable efforts to provide the Majority Lenders any information ~~reasonably~~ requested by the Majority Lenders in connection with the transactions contemplated by this Term Sheet, including, without limitation, property-level information regarding the Company’s assets, provided that the Company and Existing Debtors reserve the right not to provide information to the extent the Company or the Existing Debtors, as applicable, determine providing such information is not in the best interest of the Company or the Existing Debtors, as ~~appropriate~~applicable. All information provided to the Majority Lenders by the Existing Debtors and the Company shall be provided in a manner that is consistent with the screening procedures in the Confidentiality Agreement.

~~3/14/18~~3/18/18 Privileged &

Confidential For Discussion

Purposes Only

Subject to Confidentiality Agreement dated February 16, 2018 between the

Majority Lenders and Toys “R” Us Inc. and its direct and indirect subsidiaries

Schedule A

1